02:54:53 PM                                             EXHIBIT 99. 4


                      MBNA MASTER CREDIT CARD TRUST 92-3

                           KEY PERFORMANCE FACTORS
                                    August, 1996



        Scheduled Maturity                                        6/15/98


        Coupon                                                    5.7875%


        Excess Protection Level
          3 Month Average                                           5.99%
        August, 1996                                                6.25%
        July, 1996                                                  5.47%
        June, 1996                                                  6.26%


        Cash Yield                                                 18.79%


        Investor Charge Offs                                        3.86%


        Base Rate                                                   8.67%


        Over 35 Day Delinquency                                     4.51%


        Seller's Interest                                          25.59%


        Total Payment Rate                                         10.99%


        Total Principal Balance                         $9,048,871,419.50


        Investor Participation Amount                     $500,000,000.00


        Seller Participation Amount                     $2,315,538,086.13